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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT

COMPANIES

Investment Company Act file number 811-21507

Evergreen Utilities & High Income Fund

_____________________________________________________________
(Exact name of registrant as specified in charter)

200 Berkeley Street Boston, Massachusetts 02116

_____________________________________________________________
(Address of principal executive offices) (Zip code)

Michael H. Koonce, Esq.

200 Berkeley Street Boston, Massachusetts 02116

____________________________________________________________
(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 210-3200

Date of fiscal year end: Registrant is making an annual filing for 1 of its series Evergreen Utilities and High Income Fund, for the year ended August 31, 20004. This 1 series has a August 31 fiscal year end.

Date of reporting period: August 31, 20004

Item 1 - Reports to Stockholders.

Evergreen

UTILITIES AND HIGH INCOME FUND

Annual Report
as of August 31, 2004

Evergreen Investments
MUTUAL FUNDS

table of contents
1	LETTER TO SHAREHOLDERS
4	FINANCIAL HIGHLIGHTS
5	SCHEDULE OF INVESTMENTS
11	STATEMENT OF ASSETS AND LIABILITIES
12	STATEMENT OF OPERATIONS
13	STATEMENT OF CHANGES IN NET ASSETS
14	STATEMENT OF CASH FLOW
15	NOTES TO FINANCIAL STATEMENTS
21	REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
22	AUTOMATIC DIVIDEND REINVESTMENT PLAN
23	ADDITIONAL INFORMATION
24	TRUSTEES AND OFFICERS

The Fund will file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Form N-Q will be available on the SEC's website at http://www.sec.gov. In addition, the Fund's Form N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1.800. SEC.0330.

A description of the Fund's proxy voting policies and procedures is available without charge, upon request, by calling 1.800.343.2898, by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available by visiting our website at EvergreenInvestments.com or by visiting the SEC's website at http://www.sec.gov.

Mutual Funds:
NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

Evergreen InvestmentsSM is a service mark of Evergreen Investment Management Company, LLC. Copyright 2004.

LETTER TO SHAREHOLDERS

October 2004

Dennis H. Ferro

President and Chief Executive Officer

Dear Shareholder,

We are pleased to provide the annual report for the Evergreen Utilities and High Income Fund, which covers the fiscal period ended August 31, 2004.

As they prepared for the inception of the Utilities and High Income Fund (ERH) in late April, our portfolio managers had a variety of issues to navigate when making portfolio decisions. Interest rates were apparently headed higher, at least according to the Federal Reserve, and the economy appeared to be slowing. Were profits next? In addition to these fundamental concerns, the geopolitical situation remained tense, as the markets feared a terrorist attack during either the Olympics or the national political party conventions. Fortunately, the worst of these fears were not met, yet the combination of these fundamental and psychological issues would result in a very interesting first four months for ERH.

The period began with positive momentum on the economic front. First quarter GDP had grown in excess of 4%, and supporting data initially pointed to a continuation of solid growth. Yet data in the second quarter began to show a moderation in economic growth for the period ending in June, in what has now been famously coined as the "soft patch" by Fed Chairman Alan Greenspan. Personal consumption growth slowed and business investment moderated from its strong growth over the prior four quarters. While jobs were still being created, they weren't as plentiful as they had been during the first four months of the year. Inflation gauges had also picked up, led by oil prices, adding another layer of concern for the financial markets.

It was our opinion, and remains so, that the U.S. economy has been experiencing a classic transition from the spectacular growth of the

LETTER TO SHAREHOLDERS continued

recovery phase of the economic cycle to the more normalized rates of growth associated with the expansion, or mid-cycle phase. In previous cycles, this transition had been characterized by mixed economic data. This historically subtle transition, though, was abundantly clear during the summer months as mixed reports on the economy were accompanied by geopolitical tensions and rising oil prices. As if this wasn't enough, the Federal Reserve had been preparing Wall Street for higher interest rates. Monetary policymakers began the second quarter with a new "spin" on their message to the public, stating that they would remain "measured" in their removal of policy accommodation. Despite these attempts at improved clarity from the Fed, market interest rates alternately plunged, then soared, only to recover again by the middle of the summer. Indeed, the advent of the Fed's gradual tightening cycle proved to be the tonic that the markets needed, with the yield curve flattening slightly by the end of the investment period.

ERH's emphasis on utility and income generating vehicles proved worthwhile during the first four months of trading. After having been under severe pressure early in the second quarter, utilities rebounded throughout the summer months. Despite the rate hikes from the Federal Reserve, long-term interest rates declined, renewing the market's appetite for yield. In addition to the attractiveness of income, utilities also benefited from the increases in energy prices during the period, enhancing prospect for total return. The fund's exposure to the telecommunications industry also helped performance, as a favorable court ruling limited competition for the regional bell operating companies, which also offer attractive yields.

LETTER TO SHAREHOLDERS continued

As always, we continue to recommend that our investors remain fully diversified in order to participate in market gains while limiting potential for losses in their long-term investment portfolios.

Please visit our website, EvergreenInvestments.com, for more information about our funds and other investment products available to you. Thank you for your continued support of Evergreen Investments.

Dennis H. Ferro

President and Chief Executive Officer
Evergreen Investment Company, Inc.

Special Notice to Shareholders:

Please visit our website at EvergreenInvestments.com for statements from President and Chief Executive Officer, Dennis Ferro, and Chairman of the Board of the Evergreen Funds, Michael S. Scofield, addressing recent SEC actions involving the Evergreen Funds.

FINANCIAL HIGHLIGHTS

(For a common share outstanding throughout the period)

Year Ended
August 31, 2004 (a)

Net asset value, beginning of period	$ 19.10 (b)

Income from investment operations
Net investment income	0.77
Net realized and unrealized gains or losses on securities and foreign currency related transactions	0.32

Total from investment operations	1.09

Distributions to common shareholders from net investment income	(0.30)

Offering costs charged to capital for:
Common shares	(0.04)
Preferred shares	(0.09)

Total offering costs	(0.13)

Net asset value, end of period	$ 19.76

Market value, end of period	$ 18.29

Total return (c)
Based on market value	(7.05%)
Ratios and supplemental data
Net assets of common shareholders, end of period (thousands)	$ 227,328
Liquidation value of preferred shares, end of period (thousands)	$ 80,000
Asset coverage ratio, end of period	284%
Ratios to average net assets applicable to common shareholders
Expenses excluding interest expense (d)	1.02%(f)
Expenses including interest expense (e)	1.31%(f)
Net investment income	12.05%(f)
Portfolio turnover rate	55%

(a)	For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

(b)	Initial public offering price of $20.00 per share less underwriting discount of $0.90 per share.

(c)	Total return is calculated assuming a purchase of common stock on the first day and a sale of common stock on the last day of the period reported. Dividends and distributions are assumed for the purposes of these calculations to be reinvested at prices obtained under the Fund's Automatic Dividend Reinvestment Plan. Total return does not reflect brokerage commissions or sales charges.

(d)	The ratio of expenses to average net assets excludes interest expense and expense reductions.

(e)	The ratio of expenses to average net assets excludes expense reductions.

(f)	Annualized

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS

August 31, 2004

	Principal
	Amount	Value

CORPORATE BONDS 41.8%
CONSUMER DISCRETIONARY 12.1%
Auto Components 0.9%
Dura Operating Corp., Ser. B, 8.625%, 04/15/2012	$ 1,000,000	$1,042,500
HLI Operating, Inc., 10.50%, 06/15/2010	1,000,000	1,145,000

		2,187,500

Hotels, Restaurants & Leisure 2.9%
Friendly Ice Cream Corp., 8.375%, 06/15/2012	1,000,000	970,000
John Q. Hammons Hotels LP, Ser. B, 8.875%, 05/15/2012	1,000,000	1,117,500
La Quinta Properties, Inc., 7.00%, 08/15/2012 144A	200,000	207,250
MTR Gaming Group, Inc., 9.75%, 04/01/2010	1,000,000	1,095,000
Prime Hospitality Corp., Ser. B, 8.375%, 05/01/2012	1,000,000	1,155,000
Seneca Gaming Corp., 7.25%, 05/01/2012 144A	1,000,000	1,023,750
Town Sports International, Inc., 9.625%, 04/15/2011	1,000,000	1,017,500

		6,586,000

Household Durables 1.4%
Meritage Corp., 9.75%, 06/01/2011	1,000,000	1,120,000
Standard Pacific Corp., 7.75%, 03/15/2013	1,000,000	1,057,500
WCI Communities, Inc., 9.125%, 05/01/2012	1,000,000	1,110,000

		3,287,500

Media 3.4%
CSC Holdings, Inc., 7.625%, 04/01/2011	1,000,000	1,042,500
Dex Media West LLC, 8.50%, 08/15/2010	1,000,000	1,131,250
Emmis Operating Co., 6.875%, 05/15/2012	1,000,000	1,007,850
Houghton Mifflin Co., 8.25%, 02/01/2011	1,000,000	1,036,250
LIN TV Corp., 6.50%, 05/15/2013	260,000	257,400
Mediacom LLC, 9.50%, 01/15/2013	1,000,000	985,000
MediaNews Group, Inc., 6.875%, 10/01/2013	1,000,000	1,012,500
R.H. Donnelley Finance Corp., 10.875%, 12/15/2012	1,000,000	1,187,500

		7,660,250

Specialty Retail 3.0%
Adesa, Inc., 7.625%, 06/15/2012	1,000,000	1,015,000
Central Garden & Pet Co., 9.125%, 02/01/2013	1,000,000	1,095,000
CSK Auto, Inc., 7.00%, 01/15/2014	1,000,000	960,000
Group 1 Automotive, Inc., 8.25%, 08/15/2013	1,000,000	1,060,000
PETCO Animal Supplies, Inc., 10.75%, 11/01/2011	395,000	448,325
United Auto Group, Inc., 9.625%, 03/15/2012	1,000,000	1,115,000
Warnaco Group, Inc., 8.875%, 06/15/2013	1,000,000	1,110,000

		6,803,325

Textiles, Apparel & Luxury Goods 0.5%
Oxford Industries, Inc., 8.875%, 06/01/2011 144A	1,000,000	1,075,000

CONSUMER STAPLES 1.4%
Food & Staples Retailing 0.9%
Rite Aid Corp., 8.125%, 05/01/2010	1,000,000	1,055,000
Roundy's, Inc., Ser. B, 8.875%, 06/15/2012	1,000,000	1,067,500

		2,122,500

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2004

	Principal
	Amount	Value

CORPORATE BONDS continued
CONSUMER STAPLES continued
Food Products 0.5%
Del Monte Foods Co., 8.625%, 12/15/2012	$ 96,000	$107,280
Dole Food Co., Inc., 7.25%, 06/15/2010	1,000,000	1,010,000

		1,117,280

ENERGY 4.4%
Energy Equipment & Services 1.0%
Dresser, Inc., 9.375%, 04/15/2011	1,000,000	1,080,000
Parker Drilling Co., Ser. B, 10.125%, 11/15/2009	1,000,000	1,067,500

		2,147,500

Oil & Gas 3.4%
Chesapeake Energy Corp., 6.875%, 01/15/2016	1,000,000	1,017,500
Evergreen Resources, Inc., 5.875%, 03/15/2012	1,000,000	1,025,000
Exco Resources, Inc., 7.25%, 01/15/2011	1,000,000	1,055,000
Ferrellgas LP, 6.75%, 05/01/2014	1,000,000	1,000,000
Forest Oil Corp., 7.75%, 05/01/2014	1,000,000	1,065,000
Plains Exploration & Production Co., 8.75%, 07/01/2012	1,000,000	1,120,000
Premcor Refining Group, Inc., 6.75%, 05/01/2014	675,000	686,812
Stone Energy Corp., 8.25%, 12/15/2011	1,000,000	1,067,500

		8,036,812

FINANCIALS 3.9%
Diversified Financial Services 0.5%
Arch Western Finance LLC, 6.75%, 07/01/2013 144A	1,000,000	1,040,000

Insurance 1.0%
Couche Tard LP, 7.50%, 12/15/2013	1,000,000	1,060,000
Crum & Forster Holdings Corp., 10.375%, 06/15/2013	1,000,000	1,100,000

		2,160,000

Real Estate 2.4%
CB Richard Ellis Services, Inc., 9.75%, 05/15/2010 REIT	1,300,000	1,449,500
Host Marriott LP, Ser. J, 7.125%, 11/01/2013 REIT	1,000,000	1,022,500
LNR Property Corp., 7.625%, 07/15/2013 REIT	1,000,000	1,065,000
Omega Healthcare Investors, Inc., 7.00%, 04/01/2014 REIT 144A	1,000,000	985,000
Thornburg Mortgage, Inc., 8.00%, 05/15/2013 REIT	1,000,000	1,025,000

		5,547,000

HEALTH CARE 1.9%
Health Care Equipment & Supplies 0.5%
NeighborCare, Inc., 6.875%, 11/15/2013	1,000,000	1,050,000

Health Care Providers & Services 0.4%
Triad Hospitals, Inc., 7.00%, 11/15/2013	1,000,000	1,011,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2004

	Principal
	Amount	Value

CORPORATE BONDS continued
HEALTH CARE continued
Pharmaceuticals 1.0%
Alpharma, Inc., 8.625%, 05/01/2011 144A	$ 725,000	$730,437
Extendicare Health Services, Inc., 6.875%, 05/01/2014	1,000,000	995,000
Jean Coutu Group, Inc., 8.50%, 08/01/2014 144A	475,000	480,938

		2,206,375

INDUSTRIALS 7.2%
Aerospace & Defense 0.5%
DRS Technologies, Inc., 6.875%, 11/01/2013	1,000,000	1,035,000

Commercial Services & Supplies 3.2%
Alderwoods Group, Inc., 7.75%, 09/15/2012 144A	250,000	261,250
Allied Waste North America, Inc., 6.50%, 11/15/2010	1,000,000	1,005,000
Cenveo Corp., 7.875%, 12/01/2013	1,000,000	957,500
Geo Group, Inc., 8.25%, 07/15/2013	1,000,000	1,017,500
Manitowoc Co., Inc., 7.125%, 11/01/2013	1,000,000	1,037,500
NationsRent, Inc., 9.50%, 10/15/2010 144A	1,000,000	1,075,000
Newpark Resource, Inc., 8.625%, 12/15/2007	1,000,000	1,025,000
Service Corp. International, 6.75%, 04/01/2016 144A	1,000,000	967,500

		7,346,250

Machinery 2.3%
Case New Holland, Inc., 9.25%, 08/01/2011 144A	1,000,000	1,110,000
Cummins, Inc., 9.50%, 12/01/2010	1,000,000	1,160,000
Navistar International Corp., 7.50%, 06/15/2011	1,000,000	1,055,000
Terex Corp., 7.375%, 01/15/2014	1,000,000	1,025,000
Wolverine Tube, Inc., 7.375%, 08/01/2008 144A	1,000,000	990,000

		5,340,000

Transportation Infrastructure 1.2%
Aviall, Inc., 7.625%, 07/01/2011	1,520,000	1,630,200
Offshore Logistics, Inc., 6.125%, 06/15/2013	1,000,000	995,000

		2,625,200

INFORMATION TECHNOLOGY 1.8%
Electronic Equipment & Instruments 0.5%
Da Lite Screen Co., Inc., 9.50%, 05/15/2011 144A	1,000,000	1,055,000

IT Services 1.2%
Iron Mountain, Inc., 6.625%, 01/01/2016	1,000,000	945,000
Stratus Technologies, Inc., 10.375%, 12/01/2008 144A	855,000	773,775
Unisys Corp., 6.875%, 03/15/2010	1,000,000	1,037,500

		2,756,275

Semiconductors & Semiconductor Equipment 0.1%
Amkor Technology, Inc., 7.75%, 05/15/2013	250,000	211,250

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2004

	Principal
	Amount	Value

CORPORATE BONDS continued
MATERIALS 6.6%
Chemicals 3.2%
Equistar Chemicals LP, 10.625%, 05/01/2011	$ 1,000,000	$1,130,000
Ethyl Corp., 8.875%, 05/01/2010	1,000,000	1,077,500
Huntsman Advanced Materials LLC:
11.00%, 07/15/2010 144A	1,000,000	1,145,000
11.625%, 10/15/2010	1,000,000	1,125,000
Lyondell Chemical Co., 9.50%, 12/15/2008	1,000,000	1,073,750
Millennium America, Inc., 9.25%, 06/15/2008	600,000	657,000
Nalco Co., 7.75%, 11/15/2011 144A	1,000,000	1,070,000

		7,278,250

Containers & Packaging 1.4%
Crown Cork & Seal Co., Inc., 7.375%, 12/15/2026	1,000,000	885,000
Owens-Brockway Glass Container, Inc., 8.875%, 02/15/2009	1,000,000	1,092,500
Stone Container Corp., 9.75%, 02/01/2011	1,000,000	1,125,000

		3,102,500

Metals & Mining 1.1%
Century Aluminum Co., 7.50%, 08/15/2014 144A	105,000	108,412
Foundation Pennsylvania Coal Co., 7.25%, 08/01/2014 144A	250,000	264,375
Peabody Energy Corp., 5.875%, 04/15/2016	1,000,000	960,000
United States Steel Corp., 10.75%, 08/01/2008	1,000,000	1,176,127

		2,508,914

Paper & Forest Products 0.9%
Millar Western Forest Products, Ltd., 7.75%, 11/15/2013	1,000,000	1,045,000
Scotts Co., 6.625%, 11/15/2013	1,000,000	1,050,000

		2,095,000

TELECOMMUNICATION SERVICES 1.5%
Diversified Telecommunication Services 0.6%
Insight Midwest LP, 10.50%, 11/01/2010	1,000,000	1,087,500
Qwest Corp., 7.875%, 09/01/2011 144A	285,000	289,988

		1,377,488

Wireless Telecommunications Services 0.9%
Nextel Communications, Inc., 5.95%, 03/15/2014	1,000,000	955,000
Rural Cellular Corp., 8.25%, 03/15/2012 144A	1,000,000	1,022,500

		1,977,500

UTILITIES 1.0%
Multi-Utilities & Unregulated Power 1.0%
NRG Energy, Inc., 8.00%, 12/15/2013 144A	1,000,000	1,055,000
Reliant Resources, Inc., 9.50%, 07/15/2013	1,000,000	1,110,000

		2,165,000

Total Corporate Bonds (cost $94,248,931)		94,911,919

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2004

	Principal
	Amount	Value

YANKEE OBLIGATIONS-CORPORATE 0.4%
TELECOMMUNICATION SERVICES 0.4%
Wireless Telecommunications Services 0.4%
Rogers Wireless, Inc., 6.375%, 03/01/2014 (cost $931,539)	$ 1,000,000	$962,500

	Shares	Value

COMMON STOCKS 95.6%
ENERGY 1.6%
Oil & Gas 1.6%
Crosstex Energy, Inc	45,000	1,676,250
Western Gas Resources, Inc	70,332	1,963,670

		3,639,920

FINANCIALS 2.7%
Real Estate 2.7%
Global Signal, Inc. REIT	275,000	6,050,000

INDUSTRIALS 7.9%
Construction & Engineering 3.0%
Bouygues SA *	200,000	6,893,426

Industrial Conglomerates 4.9%
Allete, Inc	350,000	9,471,000
Severn Trent, Inc	100,000	1,561,269

		11,032,269

TELECOMMUNICATION SERVICES 16.0%
Diversified Telecommunication Services 13.0%
BellSouth Corp	400,000	10,704,000
SBC Communications, Inc	250,000	6,447,500
Verizon Communications, Inc	320,000	12,560,000

		29,711,500

Wireless Telecommunications Services 3.0%
Leap Wireless International, Inc. *	125,000	3,456,250
Western Wireless Corp., Class A *	132,500	3,324,425

		6,780,675

UTILITIES 67.4%
Electric Utilities 37.4%
Ameren Corp	150,000	7,018,500
American Electric Power Co., Inc	175,000	5,727,750
Cleco Corp	75,000	1,317,750
DPL, Inc	100,000	2,033,000
Enel SpA	1,475,000	11,411,374
Entergy Corp	210,000	12,663,000
Exelon Corp	345,000	12,713,250
FirstEnergy Corp	200,000	8,048,000
Hawaiian Electric Industries, Inc	300,000	7,743,000

See Notes to Financial Statements

SCHEDULE OF INVESTMENTS continued

August 31, 2004

	Shares	Value

COMMON STOCKS continued
UTILITIES continued
Electric Utilities continued
Northumbrian Water Corp	1,500,000	$3,826,551
Pepco Holdings, Inc	200,000	4,128,000
Scottish and Southern Energy plc	500,000	6,643,506
TERNA SA	800,000	1,798,285

		85,071,966

Gas Utilities 3.2%
Atmos Energy Corp	3,601	91,069
Centrica plc	200,000	887,003
NiSource, Inc	300,000	6,240,000

		7,218,072

Multi-Utilities & Unregulated Power 18.5%
Dominion Resources, Inc	175,000	11,355,750
Duke Energy Corp	400,000	8,856,000
Public Service Enterprise Group, Inc	125,000	5,292,500
RWE AG	75,000	3,677,895
Scana Corp	225,000	8,536,500
Vectren Corp	175,000	4,278,750

		41,997,395

Water Utilities 8.3%
Kelda Group plc	2,000,000	19,020,078

Total Common Stocks (cost $211,155,449)		217,415,301

PREFERRED STOCKS 5.0%
UTILITIES 5.0%
Electric Utilities 5.0%
TXU Corp. (cost $10,548,995)	243,900	11,234,034

SHORT-TERM INVESTMENTS 3.7%
MUTUAL FUND SHARES 3.7%
Evergreen Institutional Money Market Fund ø (cost $8,538,811)	8,538,811	8,538,811

Total Investments (cost $325,423,725) 146.5%		333,062,565
Other Assets and Liabilities and Preferred Shares (46.5%)		(105,734,770)

Net assets 100.0%		$227,327,795

144A	Security that may be sold to qualified institutional buyers under Rule 144A of the Securities Act of 1933, as amended.
This security has been determined to be liquid under guidelines established by the Board of Trustees.
*	Non-income producing security
ø	Evergreen Investment Management Company, LLC is the investment advisor to both the Fund and the money market fund.

Summary of Abbreviations
REIT Real Estate Investment Trust

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2004

Assets
Investments in securities, at value (cost $325,423,725)	$333,062,565
Foreign currency, at value (cost $669,667)	673,365
Receivable for securities sold	9,594,487
Dividends and interest receivable	5,113,273

Total assets	348,443,690

Liabilities
Dividends payable	1,150,500
Payable for securities purchased	2,620,788
Payable for reverse repurchase agreements	37,054,398
Payable for offering costs	159,229
Advisory fee payable	5,009
Due to other related parties	417
Accrued expenses and other liabilities	69,891

Total liabilities	41,060,232

Preferred shares at redemption value
$25,000 liquidation value per share applicable to 3,200 shares, including dividends
payable of $55,663	80,055,663

Net assets applicable to common shareholders	$227,327,795

Net assets applicable to common shareholders represented by
Paid-in capital	$218,301,864
Undistributed net investment income	5,375,615
Accumulated net realized losses on securities and foreign currency related transactions	(3,982,979)
Net unrealized gains on securities and foreign currency related transactions	7,633,295

Net assets applicable to common shareholders	$227,327,795

Net asset value per share applicable to common shareholders
($227,327,795 divided by 11,505,000 common shares issued and outstanding)	$19.76

See Notes to Financial Statements

STATEMENT OF OPERATIONS

Year Ended August 31, 2004 (a)

Investment income
Dividends (net of foreign withholding tax of $530,730)	$7,833,252
Interest	2,073,751

Total investment income	9,907,003

Expenses
Advisory fee	534,261
Administrative services fee	44,522
Transfer agent fees	17,400
Trustees' fees and expenses	16,667
Printing and postage expenses	43,500
Custodian and accounting fees	27,590
Auction agent fees	33,973
Professional fees	38,000
Interest expense	210,095
Other	3,999

Total expenses	970,007
Less: Expense reductions	(1,287)

Net expenses	968,720

Net investment income	8,938,283

Net realized and unrealized gains or losses on securities and foreign currency related transactions
Net realized losses on:
Securities	(3,842,637)
Foreign currency related transactions	(14,492)

Net realized losses on securities and foreign currency related transactions	(3,857,129)
Net change in unrealized gains or losses on securities and foreign currency
related transactions	7,633,295

Net realized and unrealized gains or losses on securities and foreign currency
related transactions	3,776,166

Dividends to preferred shareholders from net investment income	(237,018)

Net increase in net assets applicable to common shareholders resulting from operations	$12,477,431

(a) For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Year Ended
August 31, 2004 (a)

Operations
Net investment income	$8,938,283
Net realized losses on securities and foreign currency related transactions	(3,857,129)
Net change in unrealized gains or losses on securities and foreign currency related transactions	7,633,295
Dividends to preferred shareholders from net investment income	(237,018)

Net increase in net assets applicable to common shareholders resulting from operations	12,477,431

Distributions to common shareholders from net investment income	(3,451,500)

Capital share transactions
Net proceeds from the issuance of common shares	219,650,000
Common share offering expenses charged to paid-in capital	(460,000)
Preferred share offering expenses charged to paid-in capital	(988,136)

Net increase in net assets resulting from capital share transactions	218,201,864

Total increase in net assets applicable to common shareholders	227,227,795
Net assets applicable to common shareholders
Beginning of period	100,000

End of period	$227,327,795

Undistributed net investment income	$5,375,615

(a) For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

See Notes to Financial Statements

STATEMENT OF CASH FLOW

Year Ended August 31, 2004 (a)

Increase in Cash
Cash Flows from Operating Activities:
Net Increase in net assets from operations	$12,477,431
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Purchase of investment securities	(486,671,917)
Proceeds from disposition of investment securities	165,944,366
Purchase of short-term investment securities, net	(8,538,811)
Purchase of foreign currency, net	(669,667)
Increase in dividends and interest receivable	(5,113,273)
Increase in receivable for securities sold	(9,594,487)
Increase in payable for securities purchased	2,620,788
Increase in accrued expenses	234,546
Unrealized appreciation on securities and foreign currency	(7,642,538)
Net realized loss on securities	3,842,637

Net cash used in operating activities	(333,110,925)

Cash Flows from Financing Activities:
Increase in additional paid-in capital	218,201,864
Cash distributions paid on common shares	(2,301,000)
Proceeds from reverse repurchase agreements	37,054,398
Proceeds from issuance of preferred shares	80,000,000
Increase in dividend payable on preferred shares	55,663

Net cash provided by financing activities	333,010,925

Net decrease in cash	(100,000)

Cash:
Beginning of year	100,000

End of year	$0

(a) For the period from April 30, 2004 (commencement of operations), to August 31, 2004.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES

Evergreen Utilities and High Income Fund (the "Fund") was organized as a statutory trust under the laws of the state of Delaware on February 4, 2004 and is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The primary investment objective of the Fund is to seek a high level of current income and moderate capital growth, with an emphasis on providing tax-advantaged dividend income.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles in the United States of America, which require management to make estimates and assumptions that affect amounts reported herein. Actual results could differ from these estimates.

a. Valuation of investments

Listed equity securities are usually valued at the last sales price or official closing price on the national securities exchange where the securities are principally traded.

Foreign securities traded on an established exchange are valued at the last sales price on the exchange where the security is primarily traded. If there has been no sale, the securities are valued at the mean between bid and asked prices. Foreign securities may be valued at fair value according to procedures approved by the Board of Trustees if the closing price is not reflective of current market prices due to trading or events occurring in the foreign markets between the close of the established exchange and the valuation time of the Fund. In addition, substantial changes in values in the U.S. markets subsequent to the close of a foreign market may also affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold.

Portfolio debt securities acquired with more than 60 days to maturity are valued at prices obtained from an independent pricing service which takes into consideration such factors as similar security prices, yields, maturities, liquidity and ratings. Securities for which valuations are not available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of market value obtained from yield data relating to investments or securities with similar characteristics.

Short-term securities with remaining maturities of 60 days or less at the time of purchase are valued at amortized cost, which approximates market value.

Investments in other mutual funds are valued at net asset value. Securities for which market quotations are not available or not reflective of current market value are valued at fair value as determined in good faith, according to procedures approved by the Board of Trustees.

b. Reverse repurchase agreements

To obtain short-term financing, the Fund may enter into reverse repurchase agreements with banks and other financial institutions, which are deemed by the investment advisor to be credit-worthy. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing qualified assets having a value not less than the

NOTES TO FINANCIAL STATEMENTS continued

repurchase price, including accrued interest. If the counterparty to the transaction is rendered insolvent, the Fund may be delayed or limited in the repurchase of the collateral securities.

c. Foreign currency translation

All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for that portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on securities.

d. Security transactions and investment income

Security transactions are recorded on trade date. Realized gains and losses are computed using the specific cost of the security sold. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date or in the case of some foreign securities, on the date when the Fund is made aware of the dividend. Foreign income and capital gains realized on some securities may be subject to foreign taxes, which are accrued as applicable.

e. Federal taxes

The Fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income, including any net capital gains (which have already been offset by available capital loss carryovers). Accordingly, no provision for federal taxes is required.

f. Distributions

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles.

Reclassifications have been made to the Fund's components of net assets to reflect income and gains available for distribution (or available capital loss carryovers, as applicable) under income tax regulations. The primary permanent differences causing such reclassifications are due to premium amortization.

2. ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Evergreen Investment Management Company, LLC ("EIMC"), an indirect, wholly-owned subsidiary of Wachovia Corporation ("Wachovia"), is the investment advisor to the Fund and is paid an annual fee of 0.60% of the Fund's average daily net assets applicable to common shareholders if only common shares were outstanding. The advisory fee increased to 0.92% of the Fund's average daily net assets applicable to common shareholders once preferred shares were issued. The Fund issued preferred shares on June 25, 2004.

NOTES TO FINANCIAL STATEMENTS continued

From time to time, EIMC may voluntarily or contractually waive its fee and/or reimburse expenses in order to limit operating expenses. EIMC may recoup any amounts waived and/or reimbursed up to a period of three years following the end of the fiscal year in which the fee waivers and/or reimbursements were made.

Evergreen Investment Services, Inc. ("EIS"), an indirect, wholly-owned subsidiary of Wachovia, is the administrator to the Fund. As administrator, EIS provides the Fund with facilities, equipment and personnel and is paid an annual administrative fee of 0.05% of the Fund's average daily total assets.

The Fund has placed a portion of its portfolio transactions with brokerage firms that are affiliates of Wachovia. During the period ended August 31, 2004, the Fund paid brokerage commissions of $87,560 to Wachovia Securities, LLC.

3. CAPITAL SHARE TRANSACTIONS

The Fund has authorized an unlimited number of common shares, without par value. For the period from April 30, 2004 (commencement of operations), to August 31, 2004, the Fund issued 11,505,000 common shares.

Under certain circumstances and subject to approval by the Board of Trustees, the Fund intends to make tender offers for up to 5% of the Fund's outstanding common shares at net asset value on a quarterly basis, subject to certain conditions, and for a total of eight consecutive calendar quarters. The Fund will make its first tender offer within the first six to eight months of the Fund's operations and for the following seven quarters after such initial tender offer in the event that the common shares trade at a discount to net asset value of greater than 5% for fifteen of twenty days during a specific measurement period. The Fund will not undertake a tender offer if the Fund's common shares are not trading at a discount.

The Fund's potential quarterly tender offers for common shares may prevent the Fund from taking advantage of attractive investment opportunities. Moreover, if the Fund does not generate sufficient cash flow from operations, it may be forced to sell investments at disadvantageous times, and in amounts that EIMC would not otherwise contemplate, or to borrow money, in order to make such tender offers. If the cost of borrowing to fund a tender offer of common shares exceeds the income on retained investments, it could impair the Fund's ability to pay dividends on the Fund's Preferred Shares. Any tender offer will be made and shareholders will be notified in accordance with the requirements of the Securities and Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. The fund will pay all costs and expenses associated with the making of any tender offer.

4. SECURITIES TRANSACTIONS

Cost of purchases and proceeds from sales of investment securities excluding short-term securities were $472,008,801 and $150,018,667, respectively, for the period ended August 31, 2004.

NOTES TO FINANCIAL STATEMENTS continued

During the period ended August 31, 2004, the Fund entered into reverse repurchase agreements that had an average daily balance outstanding of approximately $13,213,522 with a weighted average annual interest rate of 1.59% . The maximum amount outstanding under reverse repurchase agreements during the period ended August 31, 2004 was $39,146,140 (including accrued interest). During the period ended August 31, 2004, the Fund paid $210,095 in interest expense representing 0.28% of the Fund's average daily net assets (on an annualized basis.) On August 31, 2004, reverse repurchase agreements outstanding were as follows:

Repurchase	Maturity
Amount	Counterparty	Interest Rate	Date

$ 37,004,750	Lehman Brothers	2.30%	01/18/2005

On August 31, 2004 the aggregate cost of securities for federal income tax purposes was $326,093,213. The gross unrealized appreciation and depreciation on securities based on tax cost was $10,403,140 and $3,433,788, respectively, with a net unrealized appreciation of $6,969,352.

On August 31, 2004, the Fund had $3,328,773 in capital loss carryovers for federal income tax purposes expiring in 2012.

5. DISTRIBUTIONS TO SHAREHOLDERS

As of August 31, 2004, the components of distributable earnings on a tax basis were as follows:

Undistributed	Unrealized	Carry Loss
Ordinary Income	Appreciation	Carryover

$ 5,385,352	$ 6,969,352	$ 3,328,773

The differences between the components of distributable earnings on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales and premium amortization.

The tax character of distributions paid for the period ended August 31, 2004 was $3,688,518 of ordinary income.

6. AUCTION MARKET PREFERRED SHARES

The Fund has issued 3,200 shares of Auction Market Preferred Shares ("Preferred Shares"), with a liquidation value of $25,000 plus accumulated but unpaid dividends (whether or not earned or declared). Dividends on the Preferred Shares are cumulative at a rate, which is reset based on the result of an auction. The annualized dividend rate was 1.72% during the period ended August 31, 2004. The Fund will not declare, pay or set apart for payment any dividend to its common shareholders unless the Fund has declared and paid or contemporaneously declares and pays full cumulative dividends on the Preferred Shares through its most recent dividend payment date.

The Preferred Shares are redeemable, in whole or in part, at the option of the Fund on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared). The Preferred Shares are also subject to mandatory redemption at

NOTES TO FINANCIAL STATEMENTS continued

$25,000 per share plus any accumulated or unpaid dividends (whether or not earned or declared) if the requirement relating to the asset coverage with respect to the outstanding Preferred Shares would be less than 200%.

The holders of Preferred Shares have voting rights equal to the holders of the Fund's common shares and will vote together with holders of common shares as a single class. Holders of Preferred Shares, voting as a separate class, are entitled to elect two of the Fund's Trustees.

7. EXPENSE REDUCTIONS

Through expense offset arrangements with the Fund's custodian, a portion of fund expenses has been reduced.

8. DEFERRED TRUSTEES' FEES

Each Trustee of the Fund may defer any or all compensation related to performance of their duties as Trustees. The Trustees' deferred balances are allocated to deferral accounts, which are included in the accrued expenses for the Fund. The investment performance of the deferral accounts are based on the investment performance of certain Evergreen funds. Any gains earned or losses incurred in the deferral accounts are reported in the Fund's Trustees' fees and expenses. At the election of the Trustees, the deferral account will be paid either in one lump sum or in quarterly installments for up to ten years.

9. CONCENTRATION OF RISK

The Fund may invest a substantial portion of its assets in an industry or sector and, therefore, may be more affected by changes in that industry or sector than would be a comparable mutual fund that is not heavily weighted in any industry or sector.

10. SUBSEQUENT DISTRIBUTIONS

On August 20, 2004, the Fund declared distributions from net investment income of $0.10 per share, payable on October 1, 2004 to shareholders of record on September 15, 2004. On September 20, 2004, the Fund declared distributions from net investment income of $0.10 per share, payable on November 1, 2004 to shareholders of record on October 15, 2004. These distributions are not reflected in the accompanying financial statements.

11. LITIGATION

From time to time, EIMC is involved in various legal actions in the normal course of business. In EIMC's opinion, it is not involved in any legal actions that will have material effect on its ability to provide services to the Fund.

12. REGULATORY MATTERS

Since September 2003, governmental and self-regulatory authorities have instituted numerous ongoing investigations of various practices in the mutual fund industry, including investigations relating to revenue sharing, market-timing, late trading and record retention, among other things.

NOTES TO FINANCIAL STATEMENTS continued

The investigations cover investment advisors, distributors and transfer agents to mutual funds, as well as other firms. EIMC, EIS and Evergreen Service Company, LLC (collectively, "Evergreen") have received subpoenas and other requests for documents and testimony relating to these investigations, are endeavoring to comply with those requests, and are cooperating with the investigations. Evergreen is continuing its own internal review of policies, practices, procedures and personnel, and is taking remedial action where appropriate.

In connection with one of these investigations, on July 28, 2004, the staff of the Securities and Exchange Commission ("SEC") informed Evergreen that the staff intends to recommend to the SEC that it institute an enforcement action against Evergreen. The SEC staff's proposed allegations relate to (i) an arrangement pursuant to which a broker at one of EIMC's affiliated broker-dealers had been authorized, apparently by an EIMC officer (no longer with EIMC), to engage in short-term trading, on behalf of a client, in Evergreen Mid Cap Growth Fund (formerly Evergreen Small Company Growth Fund and prior to that, known as Evergreen Emerging Growth Fund) during the period from December 2000 through April 2003, in excess of the limitations set forth in this fund's prospectus, (ii) short-term trading from September 2001 through January 2003, by a former Evergreen portfolio manager of Evergreen Precious Metals Fund, a fund he managed at the time, (iii) the sufficiency of systems for monitoring exchanges and enforcing exchange limitations as stated in each fund's prospectuses, and (iv) the adequacy of e-mail retention practices. In connection with the activity in Evergreen Mid Cap Growth Fund, EIMC reimbursed this fund $378,905, plus an additional $25,242, representing what EIMC calculated at that time to be the client's net gain and the fees earned by EIMC and the expenses incurred by this fund on the client's account. In connection with the activity in Evergreen Precious Metals Fund, EIMC reimbursed this fund $70,878, plus an additional $3,075, representing what EIMC calculated at that time to be the portfolio manager's net gain and the fees earned by EIMC and expenses incurred by this fund on the portfolio manager's account. Evergreen currently intends to make a written Wells submission explaining why it believes that no such enforcement action should be instituted, and Evergreen also intends to engage in discussions with the staff of the SEC concerning its recommendation.

Any resolution of these matters with regulatory authorities may include, but not be limited to, sanctions, penalties or injunctions regarding Evergreen, restitution to mutual fund shareholders and/or other financial penalties and structural changes in the governance or management of Evergreen's mutual fund business. Any penalties or restitution will be paid by Evergreen and not by the Evergreen funds.

Evergreen does not believe the foregoing investigations and action will have a material adverse impact on the Evergreen funds. There can be no assurance, however, that these matters and any publicity surrounding or resulting from them will not result in reduced sales or increased redemptions of fund shares, which could increase fund transaction costs or operating expenses, or have other adverse consequences on the Evergreen funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders
Evergreen Utilities and High Income Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Evergreen Utilities and High Income Fund, as of August 31, 2004, and the related statements of operations, cash flows and changes in net assets, and the financial highlights for period from April 30, 2004 (commencement of operations) to August 31, 2004. These finan-cial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 2004 by correspondence with the custodian. As to securities purchased or sold but not yet received or delivered, we performed other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Evergreen Utilities and High Income Fund, as of August 31, 2004, the results of its operations, its cash flows, changes in its net assets and financial highlights for the period from April 30, 2004 to August 31, 2004 for the period in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
October 8, 2004

AUTOMATIC DIVIDEND REINVESTMENT PLAN

All common shareholders are eligible to participate in the Automatic Dividend Reinvestment Plan ("the Plan"). Pursuant to the Plan, unless a common shareholder is ineligible or elects otherwise, all cash dividends and capital gains distributions are automatically reinvested by EquiServe Trust Company, N.A., as agent for shareholders in administering the Plan ("Plan Agent"), in additional common shares of the Fund. Whenever the Fund declares an ordinary income dividend or a capital gain dividend (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash, and participants in the Plan will receive the equivalent in shares of common shares. The shares are acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized common shares from the Fund ("newly issued common shares") or (ii) by purchase of outstanding common shares on the open market (open-market purchases) on the American Stock Exchange or elsewhere. If, on the payment date for any dividend or distribution, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions ("market premium"), the Plan Agent will invest the amount of such dividend or distribution in newly issued shares on behalf of the participant. The number of newly issued common shares to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value or market premium ("market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases. There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends. The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. All correspondence concerning the Plan should be directed to the Plan Agent at P.O. Box 43010, Providence, Rhode Island 02940-3010 or by calling 1-800-730-6001.

ADDITIONAL INFORMATION (unaudited)

FEDERAL TAX DISTRIBUTIONS

For corporate shareholders, 27.89% of ordinary income dividends paid during the fiscal year ended August 31, 2004 qualified for the dividends received deduction.

With respect to dividends paid from investment company taxable income during the fiscal year ended August 31, 2004, the Fund designates 100% of ordinary income and any short-term capital gain distributions as Qualified Dividend Income in accordance with the Internal Revenue Code. Complete 2004 year-end tax information will be reported to you on your 2004 Form 1099-DIV, which shall be provided to you in early 2005.

TRUSTEES AND OFFICERS

TRUSTEES[1]
Charles A. Austin III	Principal occupations: Investment Counselor, Anchor Capital Advisors, Inc. (investment advice);
Trustee	Director, The Andover Companies (insurance); Trustee, Arthritis Foundation of New England;
DOB: 10/23/1934	Director, The Francis Ouimet Society; Former Director, Health Development Corp. (fitness-
Term of office since: 1991	wellness centers); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and
Cash Resource Trust; Former Investment Counselor, Appleton Partners, Inc. (investment advice);
Other directorships: None	Former Director, Executive Vice President and Treasurer, State Street Research & Management
Company (investment advice)

Shirley L. Fulton	Principal occupations: Partner, Helms, Henderson & Fulton, P.A. (law firm); Retired Senior
Trustee	Resident Superior Court Judge, 26th Judicial District, Charlotte, NC
DOB: 1/10/1952
Term of office since: 2004
Other directorships: None

K. Dun Gifford	Principal occupations: Chairman and President, Oldways Preservation and Exchange Trust
Trustee	(education); Trustee, Treasurer and Chairman of the Finance Committee, Cambridge College;
DOB: 10/23/1938	Former Chairman of the Board, Director, and Executive Vice President, The London Harness
Term of office since: 1974	Company (leather goods purveyor); Former Director, Mentor Income Fund, Inc.; Former Trustee,
Mentor Funds and Cash Resource Trust
Other directorships: None

Dr. Leroy Keith, Jr.	Principal occupations: Partner, Stonington Partners, Inc. (private investment firm); Trustee of
Trustee	Phoenix Series Fund, Phoenix Multi-Portfolio Fund, and The Phoenix Big Edge Series Fund;
DOB: 2/14/1939	Former Chairman of the Board and Chief Executive Officer, Carson Products Company
Term of office since: 1983	(manufacturing); Director, Obagi Medical Products Co.; Director, Lincoln Educational Services;
Director, Diversapack Co.; Former President, Morehouse College; Former Director, Mentor
Other directorships: Trustee,	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Phoenix Series Fund, Phoenix
Multi-Portfolio Fund, and The
Phoenix Big Edge Series Fund

Gerald M. McDonnell	Principal occupations: Manager of Commercial Operations, SMI STEEL Co. – South Carolina
Trustee	(steel producer); Former Sales and Marketing Management, Nucor Steel Company; Former
DOB: 7/14/1939	Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1988
Other directorships: None

William Walt Pettit	Principal occupations: Partner and Vice President, Kellam & Pettit, P.A. (law firm); Former
Trustee	Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 8/26/1955
Term of office since: 1984
Other directorships: None

David M. Richardson	Principal occupations: President, Richardson, Runden & Company (executive recruitment
Trustee	business development/consulting company); Consultant, Kennedy Information, Inc. (executive
DOB: 9/19/1941	recruitment information and research company); Consultant, AESC (The Association of Retained
Term of office since: 1982	Executive Search Consultants); Trustee, NDI Technologies, LLP (communications); Director, J&M
Cumming Paper Co. (paper merchandising); Former Vice Chairman, DHR International, Inc.
Other directorships: None	(executive recruitment); Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor
Funds and Cash Resource Trust

Dr. Russell A. Salton III	Principal occupations: President/CEO, AccessOne MedCard; Former Medical Director, Healthcare
Trustee	Resource Associates, Inc.; Former Medical Director, U.S. Health Care/Aetna Health Services;
DOB: 6/2/1947	Former Director, Mentor Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource
Term of office since: 1984	Trust
Other directorships: None

TRUSTEES AND OFFICERS continued

Michael S. Scofield	Principal occupations: Attorney, Law Offices of Michael S. Scofield; Former Director, Mentor
Trustee	Income Fund, Inc.; Former Trustee, Mentor Funds and Cash Resource Trust
DOB: 2/20/1943
Term of office since: 1984
Other directorships: None

Richard J. Shima	Principal occupations: Independent Consultant; Director, Trust Company of CT; Trustee, Saint
Trustee	Joseph College (CT); Director, Hartford Hospital; Trustee, Greater Hartford YMCA; Former
DOB: 8/11/1939	Director, Enhance Financial Services, Inc.; Former Director, Old State House Association; Former
Term of office since: 1993	Director of CTG Resources, Inc. (natural gas); Former Director, Mentor Income Fund, Inc.; Former
Trustee, Mentor Funds and Cash Resource Trust
Other directorships: None

Richard K. Wagoner, CFA [2]	Principal occupations: Member and Former President, North Carolina Securities Traders
Trustee	Association; Member, Financial Analysts Society; Former Consultant to the Boards of Trustees of
DOB: 12/12/1937	the Evergreen funds; Former Trustee, Mentor Funds and Cash Resource Trust
Term of office since: 1999
Other directorships: None

OFFICERS

Dennis H. Ferro [3]	Principal occupations: President, Chief Executive Officer and Chief Investment Officer, Evergreen
President	Investment Company, Inc. and Executive Vice President, Wachovia Bank, N.A.
DOB: 6/20/1945
Term of office since: 2003

Carol Kosel[4]	Principal occupations: Senior Vice President, Evergreen Investment Services, Inc.
Treasurer
DOB: 12/25/1963
Term of office since: 1999

Michael H. Koonce [4]	Principal occupations: Senior Vice President and General Counsel, Evergreen Investment
Secretary	Services, Inc.; Senior Vice President and Assistant General Counsel, Wachovia Corporation
DOB: 4/20/1960
Term of office since: 2000

1 The Board of Trustees is classified into three classes of which one class is elected annually. Each Trustee serves a three year term concurrent with the class from which the trustee is elected. The address of each Trustee is 200 Berkeley Street, Boston, MA 02116.
Each Trustee oversees 94 Evergreen funds.
2 Mr. Wagoner is an "interested person" of the Fund because of his ownership of shares in Wachovia Corporation, the parent to the
Fund's investment advisor.
3 The address of the Officer is 401 S. Tryon Street, 20th Floor, Charlotte, NC 28288.
4 The address of the Officer is 200 Berkeley Street, Boston, MA 02116.

Additional information about the Fund's Board of Trustees and Officers can be found in the Statement of Additional Information (SAI) and is available upon request without charge by calling 800.343.2898.

571535 10/2004

Item 2 - Code of Ethics

(a) The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer.

(b) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in 2.(a) above.

(c) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in 2.(a) above.

Item 3 - Audit Committee Financial Expert

Charles A. Austin III and K. Dun Gifford have been determined by the Registrant's Board of Trustees to be audit committee financial experts within the meaning of Section 407 of the Sarbanes-Oxley Act. These financial experts are independent of management.

Items 4 – Principal Accountant Fees and Services

The following table represents fees for professional audit services rendered by KPMG LLP, for the audit of the Registrant's annual financial statements for the fiscal year ended August 31, 2004, and fees billed for other services rendered by KPMG LLP.

2004
Audit fees	$12,000
Audit-related fees (1)	9,000

Audit and audit-related fees	21,000
Tax fees (2)	2,500
All other fees	0

Total fees	$23,500

(1)	Audit-related fees related to preferred shares comfort letter.

(2)	Tax fees consists of fees for tax consultation, tax compliance and tax review.

Evergreen Funds
Evergreen Income Advantage Fund
Evergreen Managed Income Fund

Audit and Non-Audit Services Pre-Approval Policy

I. Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the "Act"), the Audit Committee of the Board of

Trustees/Directors is responsible for the appointment, compensation and oversight of the work of the independent auditor. As part of this responsibility, the Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that they do not impair the auditor's independence from the Funds. To implement these provisions of the Act, the Securities and Exchange Commission (the "SEC") has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee's administration of the engagement of the independent auditor. Accordingly, the Audit Committee has adopted, and the Board of Trustees/Directors has ratified, the Audit and Non-Audit Services Pre Approval Policy (the "Policy"), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor may be pre-approved.

The SEC's rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid. Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee ("general pre-approval"); or require the specific pre-approval of the Audit Committee ("specified pre-approval"). The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the independent auditor. As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee if it is to be provided by the independent auditor. Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

For both types of pre-approval, the Audit Committee will consider whether such services are consistent with the SEC's rules on auditor independence. The Audit Committee will also consider whether the independent auditor is best positioned to provide the most effective and efficient service, for reasons such as its familiarity with the Funds' business people, culture, accounting systems, risk profile and other factors, and whether the service might enhance the Funds' ability to manage or control risk or improve audit quality. All such factors will be considered as a whole, and no one factor should necessarily be determinative.

The Audit Committee is also mindful of the relationship between fees for audit and non-audit services in deciding whether to pre-approve any such services and may determine, for each fiscal year, the ratio between the total amount of fees for Audit, Audit-related and Tax services and the total amount of fees for certain permissible non-audit services classified as All Other services.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee. The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will annually review and pre-approve the services that may be provided by the independent auditor without obtaining specific pre-approval from the Audit Committee. The Audit Committee will add or subtract to the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of this Policy is to set forth the procedures by which the Audit Committee intends to fulfill its responsibilities. It does not delegate the Audit Committee's responsibilities to pre-approve services performed by the independent auditor to management.

The independent auditor has reviewed this Policy and believes that implementation of the policy will not adversely affect the auditor's independence.

II. Delegation

As provided in the Act and the SEC's rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions of the Audit Committee at its next scheduled meeting.

III. Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor to be able to form an opinion on the Funds' financial statements. These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor's report on management's report on internal controls for financial reporting. The Audit Committee will monitor the Audit services engagement as necessary, but no less than on a quarterly basis, and will also approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund service providers or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with mergers or acquisitions.

The Audit Committee has pre-approved the Audit services in Appendix A. All other audit services not listed in Appendix A must be specifically pre-approved by the Audit Committee.

IV. Audit-related Services

Audit –related services are assurance and related services that are reasonably related to the performance of the audit or review of the Funds' financial statements or that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with SEC's rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services. Audit-related services include, among others, due diligence services pertaining to potential business acquisitions/dispositions; accounting consultations related to accounting, financial reporting or disclosure matters not classified as "Audit services"; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements.

The Audit Committee has pre-approved the Audit-related services in Appendix B. All other Audit-related services not listed in appendix B must be specifically pre-approved by the Audit Committee.

V. Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Funds such as tax compliance, tax planning and tax advice without impairing the auditor's independence, and the SEC has stated that the independent auditor may provide such services. Hence, the Audit Committee believes it may grant general pre-approval to those Tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC's rules on auditor independence. The Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Director of Fund Administration, the Vice President of Tax Services or outside counsel to determine that the tax planning and reporting positions are consistent with this policy.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax services in Appendix C. All Tax services involving large and complex transactions not listed in Appendix C must be specifically pre-approved by the Audit Committee, including: tax services proposed to be provide by the independent auditor to any executive officer or director of the Funds, in his or her individual capacity, where such services are paid for by the Funds or the investment advisor.

VI. All Other Services

The Audit Committee believes, based on the SEC's rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC's rules on auditor independence.

The Audit Committee has pre-approved the All Other services in appendix D. Permissible All Other services not listed in Appendix D must be specifically pre-approved by the Audit Committee.

A list of the SEC's prohibited non-audit services is attached to this policy as Exhibit 1. The SEC's rules and relevant guidance should be consulted to determine the precise definitions of these services and the applicability of exceptions to certain of the prohibitions.

VII. Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee. Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine to ratio between the total amount of fees for Audit, Audit-related and Tax services, and the total amount of fees for services classified as All Other services.

VIII. Procedures

All requests or applications for services to be provided by the independent auditor that do not require specific approval by the Audit Committee will be submitted to the Director of Fund Administration or Assistant Director of Fund Administration and must include a detailed description of the services to be rendered. The Director/Assistant Director of Fund Administration will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee. The Audit Committee will be informed on a quarterly basis (or more frequent if requested by the audit committee) of any such services rendered by the independent auditor.

Request or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Director/Assistant Director of Fund Administration, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC's rules on auditor independence.

The Audit Committee has designated the Chief Compliance Officer to monitor the performance of all services provided by the independent auditor and to determine whether such services are in compliance with this policy. The Chief Compliance Officer will report to the Audit Committee on a periodic basis on the results of its monitoring. Both the Chief Compliance Officer and management will immediately report to the chairman of the Audit Committee any breach of this policy that comes to the attention of the Chief Compliance Officer or any member of management.

The Audit Committee will also review the internal auditor's annual internal audit plan to determine that the plan provides for the monitoring of the independent auditor's services.

IX. Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor's independence from the Funds, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Funds, the Funds' investment advisor and related parties of the investment advisor, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring independence.

Items 5 – Audit Committee of Listed Registrants

If applicable, not applicable at this time. Applicable for annual reports covering periods ending on or after the compliance date for the listing standards applicable to the particular issuer. Listed issuers must be in compliance with the new listing rules by the earlier of the registrant's first annual shareholders meeting after January 15, 2004 or October 31, 2004.

Item 6 – Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

If applicable, not applicable at this time. Applicable for annual reports filed on or after July 1, 2003.

Item 8 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Item 9 – Submission of Matters to a Vote of Security Holders

If applicable, not applicable at this time.

Item 10 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have evaluated the Registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) There were no significant changes in the Registrant's internal controls or other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 11 - Exhibits

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(b)(1) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached as EX99.CERT.

(b)(2) Separate certifications for the Registrant's principal executive officer and principal financial officer, as required by Section 1350 of Title 18 of United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached as EX99.906CERT. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Evergreen Utilities and High Income Fund

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: 10/26/2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: _______________________
Dennis H. Ferro,
Principal Executive Officer

Date: 10/26/2004

By: ________________________
Carol A. Kosel
Principal Financial Officer

Date: 10/26/2004

Proxy Voting Policy and Procedures

Evergreen Investment Management Company, LLC - June 16, 2003

Statement of Principles

Evergreen Investment Management Company, LLC (EIMCO) recognizes it has a fiduciary duty to vote proxies on behalf of clients who have delegated such responsibility to EIMCO, and that in all cases proxies should be voted in a manner reasonably believed to be in the clients' best interest.

Corporate Governance Committee

EIMCO has established a corporate governance committee (Committee), which is a sub-committee of EIMCO's Investment Policy Committee. The Committee is responsible for approving EIMCO's proxy voting policies and procedures, for overseeing the proxy voting process, and for reviewing proxy voting on a regular basis. The Committee will meet quarterly to review reports of all proxies voted for the prior period and to conduct other business as required.

Conflicts of Interest

EIMCO recognizes that under certain circumstances it may have a conflict of interest in voting proxies on behalf of its clients. Such circumstances may include, but are not limited to, situations where EIMCO or one or more of its affiliates has a client or customer relationship with the issuer of the security that is the subject of the proxy vote.

In most cases, structural and informational barriers within EIMCO and Wachovia Corporation will prevent EIMCO from becoming aware of the relationship giving rise to the potential conflict of interest. In such circumstances, EIMCO will vote the proxy according to its standard guidelines and procedures described above.

If persons involved in proxy voting on behalf of EIMCO becomes aware of a potential conflict of interest, the Committee shall consult with EIMCO's Legal Department and consider whether to implement special procedures with respect to the voting of that proxy, including whether an independent third party should be retained to vote the proxy.

Share Blocking

EIMCO does not vote global proxies, with share blocking restrictions, requiring shares to be prohibited from sale.

Proxy Voting Guideline Summary

I. The Board of Directors
II. Proxy Contests
III. Auditors
IV. Proxy Contest Defenses
V. Tender Offer Defenses
VI. Miscellaneous Governance Provisions
VII. Capital Structure
VIII. Executive and Director Compensation
IX. State of Incorporation
X. Mergers and Corporate Restructurings
XI. Mutual Fund Proxies
XII. Social and Environmental Issues

I. The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be made on a case-by-case basis, examining the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, directors' investment in the company, whether the chairman is also serving as CEO, and whether a retired CEO sits on the board. However, there are some actions by directors that should result in votes being withheld. These instances include directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse
  Implement or renew a dead-hand or modified dead-hand poison pill
  Ignore a shareholder proposal that is approved by a majority of the shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for twoconsecutive years
  Have failed to act on takeover offers where the majority of the shareholders have tendered theirshares
  Are inside directors and sit on the audit, compensation, or nominating committees
  Are inside directors and the full board serves as the audit, compensation, or nominatingcommittee or the company does not have one of these committees

In addition, directors who enacted egregious corporate governance policies or failed to replace management as appropriate would be subject to recommendations to withhold votes.

Separating Chairman and CEO

Vote on a case-by-case basis on shareholder proposals requiring that the positions of chairman and CEO be held separately.

Proposals Seeking a Majority of Independent Directors

Shareholder proposals asking that a majority of directors be independent should be evaluated on a case-by-case basis. Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

Vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

Term of Office

Vote against shareholder proposals to limit the tenure of outside directors.

Age Limits

Vote against shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals on director and officer indemnification and liability protection should be evaluated on a case-by-case basis, using Delaware law as the standard. Vote against proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care. Vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness. Vote for only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) only if the director's legal expenses would be covered.

Charitable Contributions

Vote against proposals regarding charitable contributions.

II. Proxy Contests

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the target company relative to its industry; management's track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

Reimburse Proxy Solicitation Expenses

Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-case basis. In cases where Evergreen recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

III. Auditors

Ratifying Auditors

Vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion, which is neither accurate nor indicative of the company's financial position.

IV. Proxy Contest Defenses

Board Structure: Staggered vs. Annual Elections

Vote against proposals to classify the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

Shareholder Ability to Remove Directors

Vote against proposals that provide that directors may be removed only for cause. Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Cumulative Voting

Vote against proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a case-by-case basis relative to the company's other governance provisions.

Shareholder Ability to Call Special Meetings

Vote against proposals to restrict or prohibit shareholder ability to call special meetings. Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

Shareholder Ability to Act by Written Consent

Vote against proposals to restrict or prohibit shareholder ability to take action by written consent. Vote for proposals to allow or make easier shareholder action by written consent.

Shareholder Ability to Alter the Size of the Board

Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

V. Tender Offer Defenses Poison Pills

Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification. Review on a case-by-case basis shareholder proposals to redeem a company's poison pill. Review on a case-by-case basis management proposals to ratify a poison pill.

Fair Price Provisions

Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Greenmail

Vote for proposals to adopt antigreenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Review on a case-by-case basis antigreenmail proposals when they are bundled with other charter or bylaw amendments.

Pale Greenmail

Review on a case-by-case basis restructuring plans that involve the payment of pale greenmail.

Unequal Voting Rights

Vote against dual-class exchange offers. Vote against dual-class recapitalizations.

Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

Supermajority Shareholder Vote Requirement to Approve Mergers

Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

White Squire Placements

Vote for shareholder proposals to require approval of blank check preferred stock Issues for other than general corporate purposes.

VI. Miscellaneous Governance Provisions

Confidential Voting

Vote for shareholder proposals that request companies to adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

Equal Access

Vote for shareholder proposals that would allow significant company shareholders equal access to management's proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

Bundled Proposals

Review on a case-by-case basis bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Shareholder Advisory Committees

Review on a case-by-case basis proposals to establish a shareholder advisory committee.

VII. Capital Structure Common

Stock Authorization

Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

Stock Distributions: Splits and Dividends

Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company's industry and performance in terms of shareholder returns.

Reverse Stock Splits

Vote for management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

Review on a case-by-case basis on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for Issue.

Preferred Stock

Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote for proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

Vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for Issue given a company's industry and performance in terms of shareholder returns.

Shareholder Proposals Regarding Blank Check Preferred Stock

Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

Adjustments to Par Value of Common Stock

Vote for management proposals to reduce the par value of common stock.

Preemptive Rights

Review on a case-by-case basis shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive rights, consider the size of a company and the characteristics of its shareholder base.

Debt Restructurings

Review on a case-by-case basis proposals to increase common and/or preferred shares and to Issue shares as part of a debt restructuring plan. Consider the following Issues: Dilution - How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be? Change in Control - Will the transaction result in a change in control of the company? Bankruptcy - Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs

Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Tracking Stock

Votes on the creation of tracking stock are determined on a case-by-case basis, weighing the strategic value of the transaction against such factors as:

  Adverse governance changes
  Excessive increases in authorized capital stock
  Unfair method of distribution
  Diminution of voting rights
  Adverse conversion features
  Negative impact on stock option plans
  Other alternatives such as spinoff

VIII. Executive and Director Compensation

Votes with respect to compensation plans should be determined on a case-by-case basis. Our new methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's new rules, Evergreen will value every award type. Evergreen will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once Evergreen determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Our model determines a company-specific allowable pool of shareholder wealth that may be transferred from the company to executives, adjusted for (1) long-term corporate performance (on an absolute basis and relative to a standard industry peer group and an appropriate market index), (2) cash compensation, and (3) categorization of the company as emerging, growth, or mature. These adjustments are pegged to market capitalization. Evergreen will continue to examine other features of proposed pay plans such as administration, payment terms, plan duration, and whether the administering committee is permitted to reprice underwater stock options without shareholder approval.

Management Proposals Seeking Approval to Reprice Options

Vote on management proposals seeking approval to reprice options on a case-by-case basis.

Director Compensation

Votes on stock-based plans for directors are made on a case-by-case basis.

Employee Stock Purchase Plans

Votes on employee stock purchase plans should be made on a case-by-case basis.

OBRA-Related Compensation Proposals:

  Amendments that Place a Cap on Annual Grants or Amend Administrative Features
  Vote for plans that simply amend shareholder-approved plans to include administrativefeatures or place a cap on the annual grants any one participant may receive to complywith the provisions of Section 162(m) of OBRA.
  Amendments to Added Performance-Based Goals
  Vote for amendments to add performance goals to existing compensation plans tocomply with the provisions of Section 162(m) of OBRA.
  Amendments to Increase Shares and Retain Tax Deductions Under OBRA
  Votes on amendments to existing plans to increase shares reserved and to qualify theplan for favorable tax treatment under the provisions of Section 162(m) should beevaluated on a case-by-case basis.
  Approval of Cash or Cash-and-Stock Bonus Plans
  Vote for cash or cash-and-stock bonus plans to exempt the compensation from taxesunder the provisions of Section 162(m) of OBRA.

Shareholder Proposals to Limit Executive and Director Pay

Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

Golden and Tin Parachutes

Vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

Employee Stock Ownership Plans (ESOPs)

Vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is "excessive" (i.e., generally greater than five percent of outstanding shares).

401(k) Employee Benefit Plans

Vote for proposals to implement a 401(k) savings plan for employees.

IX. State of Incorporation

Voting on State Takeover Statutes

Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

Voting on Reincorporation Proposals

Proposals to change a company's state of incorporation should be examined on a case-by-case basis.

X. Mergers and Corporate Restructurings

Mergers and Acquisitions

Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account at least the following: anticipated financial and operating benefits; offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spinoffs, liquidations, and asset sales should be considered on a case-by-case basis.

Spinoffs

Votes on spinoffs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales

Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

Liquidations

Votes on liquidations should be made on a case-by-case basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

Appraisal Rights

Vote for proposals to restore, or provide shareholders with, rights of appraisal. Changing Corporate Name Vote for changing the corporate name.

XI. Mutual Fund Proxies

Election of Directors

Vote the election of directors on a case-by-case basis, considering the following factors: board structure; director independence and qualifications; and compensation of directors within the fund and the family of funds attendance at board and committee meetings.

Votes should be withheld from directors who:

  Attend less than 75 percent of the board and committee meetings without a validexcuse for the absences. Valid reasons include illness or absence due to companybusiness. Participation via telephone is acceptable. In addition, if the director missedonly one meeting or one day's meetings, votes should not be withheld even if suchabsence dropped the director's attendance below 75 percent
  Ignore a shareholder proposal that is approved by a majority of shares outstanding
  Ignore a shareholder proposal that is approved by a majority of the votes cast for twoconsecutive years
  Are interested directors and sit on the audit or nominating committee
  Are interested directors and the full board serves as the audit or nominating committeeor the company does not have one of these committees

Converting Closed-end Fund to Open-end Fund

Vote conversion proposals on a case-by-case basis, considering the following factors: past performance as a closed-end fund; market in which the fund invests; measures taken by the board to address the discount; and past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

Vote proxy contests on a case-by-case basis, considering the following factors: past performance; market in which fund invests; and measures taken by the board to address the Issues past shareholder activism, board activity, and votes on related proposals.

Investment Advisory Agreements

Vote the investment advisory agreements on a case-by-case basis, considering the following factors: proposed and current fee schedules; fund category/investment objective; performance benchmarks; share price performance as compared with peers; and the magnitude of any fee increase.

Approving New Classes or Series of Shares

Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

Vote the authorization for or increase in preferred shares on a case-by-case basis, considering the following factors: stated specific financing purpose and other reasons management gives possible dilution for common shares.

1940 Act Policies

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; regulatory developments; current and potential returns; and current and potential risk.

Changing a Fundamental Restriction to a Nonfundamental Restriction

Vote these proposals on a case-by-case basis, considering the following factors: fund's target investments; reasons given by fund for change; and the projected impact of change on portfolio.

Change Fundamental Investment Objective to Nonfundamental

Vote against proposals to change a fund's fundamental investment objective to nonfundamental.

Name Rule Proposals

Vote these proposals on a case-by-case basis, considering the following factors: political/economic changes in target market; bundling with quorum requirements; bundling with asset allocation changes; and consolidation in the fund's target market.

Disposition of Assets/Termination/Liquidation

Vote this proposal on a case-by-case basis, considering the following factors: strategies employed to salvage the company; company's past performance; and terms of the liquidation.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Changing the Domicile of a Fund

Vote reincorporations on a case-by-case basis, considering the following factors: state regulations of both states; required fundamental policies of both states; and the increased flexibility available.

Change in Fund's Subclassification

Vote these proposals on a case-by-case basis, considering the following factors: potential competitiveness; current and potential returns; risk of concentration; and consolidation in the target industry.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval Vote against these proposals.

Distribution Agreements

Vote these proposals on a case-by-case basis, considering the following factors: fees charged to comparably sized funds with similar objectives; proposed distributor's reputation and past performance; and competitiveness of fund in industry.

Master-Feeder Structure

Vote for the establishment of a master-feeder structure.

Changes to the Charter Document

Vote changes to the charter document on a case-by-case basis, considering the following factors: degree of change implied by the proposal; efficiencies that could result; state of incorporation; and regulatory standards and implications.

Mergers

Vote merger proposals on a case-by-case basis, considering the following factors: resulting fee structure; performance of both funds; and continuity of management personnel.

Shareholder Proposals

  Establish Director Ownership Requirement
  Vote against the establishment of a director ownership requirement.
  Reimburse Shareholder for Expenses Incurred
  Voting to reimburse proxy solicitation expenses should be analyzed on a case-by-casebasis. In cases where Evergreen recommends in favor of the dissidents, we alsorecommend voting for reimbursing proxy solicitation expenses.
  Terminate the Investment Advisor
  Vote to terminate the investment advisor on a case-by-case basis, considering thefollowing factors: performance of the fund's NAV and the history of shareholderrelations.

XII. Social and Environmental Issues

Energy and Environment

In most cases, Evergreen refrains from providing a vote recommendation on proposals that request companies to file the CERES Principles.

Generally, vote for disclosure reports that seek additional information, particularly when it appears companies have not adequately addressed shareholders' environmental concerns.

South Africa

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to South Africa.

Generally, vote for disclosure reports that seek additional information such as the amount of business that could be lost by conducting business in South Africa.

Northern Ireland

In most cases, Evergreen refrains from providing a vote recommendation on proposals pertaining to the MacBride Principles.

Generally, vote for disclosure reports that seek additional information about progress being made toward eliminating employment discrimination, particularly when it appears companies have not adequately addressed shareholder concerns.

Military Business

In most cases, Evergreen refrains from providing a vote recommendation on defense Issue proposals.

Generally, vote for disclosure reports that seek additional information on military related operations, particularly when the company has been unresponsive to shareholder requests.

Maquiladora Standards and International Operations Policies

In most cases, Evergreen refrains from providing a vote recommendation on proposals relating to the Maquiladora Standards and international operating policies.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

World Debt Crisis

In most cases, Evergreen refrains from providing a vote recommendation on proposals dealing with third world debt.

Generally, vote for disclosure reports on these Issues, particularly when it appears companies have not adequately addressed shareholder concerns.

Equal Employment Opportunity and Discrimination

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding equal employment opportunities and discrimination.

Generally, vote for disclosure reports that seek additional information about affirmative action efforts, particularly when it appears companies have been unresponsive to shareholder requests.

Animal Rights

In most cases, Evergreen refrains from providing a vote recommendation on proposals that deal with animal rights.

Product Integrity and Marketing

In most cases, Evergreen refrains from providing a vote recommendation on proposals that ask companies to end their production of legal, but socially questionable, products.

Generally, vote for disclosure reports that seek additional information regarding product integrity and marketing Issues, particularly when it appears companies have been unresponsive to shareholder requests.

Human Resources Issues

In most cases, Evergreen refrains from providing a vote recommendation on proposals regarding human resources Issues.

Generally, vote for disclosure reports that seek additional information regarding human resources Issues, particularly when it appears companies have been unresponsive to shareholder requests.